IRONWOOD MULTI-STRATEGY FUND LLC

LETTER OF TRANSMITTAL

REGARDING UNITS OF IRONWOOD MULTI-STRATEGY FUND LLC BEING TENDERED FOR CASH PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 24, 2017

THIS LETTER OF TRANSMITTAL (“LETTER OF TRANSMITTAL”) MUST BE RECEIVED BY IRONWOOD CAPITAL MANAGEMENT AT THE FOLLOWING ADDRESS:

IRONWOOD MULTI-STRATEGY FUND LLC
C/O IRONWOOD CAPITAL MANAGEMENT
ATTENTION: OPERATIONS
ONE MARKET PLAZA, STEUART TOWER
SUITE 2500
SAN FRANCISCO, CA 94105

BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON MARCH 27, 2017.

THIS LETTER OF TRANSMITTAL DOES NOT APPLY TO TENDERS IN EXCHANGE FOR UNITS OF IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND. PLEASE COMPLETE THE LETTER OF TRANSMITTAL FOR IN-KIND TENDERS SEPARATELY.

To Whom It May Concern:

The undersigned, on behalf of himself, herself or an entity for which the undersigned is an authorized signatory (collectively, the “Selling Member”) hereby tenders to Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) all or a portion of the units of limited liability company interest of the Feeder Fund (“Units”) held by the Selling Member (such tendered Units as detailed on the Information Sheet attached hereto, the “Tendered Units”) for cash on the terms and conditions set out in the Offer to Purchase, dated February 24, 2017 (the “Offer”).  THE OFFER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FEEDER FUND TO REJECT ANY AND ALL TENDERED UNITS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE PROPERLY TENDERED.

The Selling Member hereby:

1.
agrees (a) to sell to the Feeder Fund the Tendered Units; (b) to execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer; (c) that all authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the Selling Member; (d) that the obligation of the Selling Member hereunder will be binding on the heirs, personal representatives, successors and assigns of the Selling Member; and (e) that the tender of the Tendered Units is irrevocable by the Selling Member;

2.
represents and warrants that (a) the Selling Member has full authority to sell the Tendered Units; (b) if the Feeder Fund determines to purchase all or a portion of the Tendered Units, the Feeder Fund will acquire good title to such Tendered Units, free and clear of all liens, charges, encumbrances, conditional sales agreements, adverse claims or other obligations (except, for the avoidance of doubt, any obligations set forth in the amended and restated limited liability company agreement of the Feeder Fund or as may arise under applicable law); and (c) if the Selling Member is an entity, that the undersigned has full power and authority to sell the Tendered Units to the Feeder Fund pursuant to the terms of the Offer;

Cash Letter of Transmittal Page 1 of 5

3.
acknowledges and agrees that (a) the Selling Member has received the Offer; (b) the Selling Member has had an opportunity to review the Offer and ask the Feeder Fund (or its affiliates) any questions that the Selling Member deems necessary to determine whether to tender the Tendered Units; and (c) under certain circumstances set out in the Offer, the Feeder Fund may not be required to purchase any or all of the Tendered Units;

4.
acknowledges and agrees that, as of June 30, 2017 (the “Repurchase Date”), if the Feeder Fund determines to purchase all or any portion of the Tendered Units (such portion purchased, the “Purchased Units”) that have been held by the Selling Member for less than one year as of the Repurchase Date, the Selling Member will be subject to a fee of 5.00% of the value of the Purchased Units, payable to the Feeder Fund (an “Early Repurchase Fee”) (in the event of a split tender, the Early Repurchase Fee will apply to the cash component of the tender, but not to the amount exchanged for Master Fund Units);

5.
acknowledges and agrees that, if the Purchased Units represent less than 95% of the Units held by the Selling Member, the Selling Member will receive the specified dollar amount equal to the net asset value of such Purchased Units, less the applicable Early Repurchase Fee. Promptly after the Repurchase Date, the Selling Member will be given a non-interest bearing, non-transferrable promissory note issued by the Feeder Fund entitling the Selling Member to be paid an amount equal to 100% of the unaudited net asset value of the Selling Member’s Purchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the applicable Early Repurchase Fee. The note will entitle the Selling Member to be paid upon the later of (i) 30 calendar days after the Repurchase Date and (ii) if the Feeder Fund has requested withdrawals of capital or redemptions of interests from any investment funds in order to fund the repurchase, 10 business days after Ironwood Institutional Multi-Strategy Fund LLC has received at least 90% of the aggregate amount withdrawn or redeemed from its investment funds (the “Payment Date”);

6.
acknowledges and agrees that, if the Purchased Units represent 95% or more of the Units held by the Selling Member, the Selling Member will receive the specified dollar amount equal to the net asset value of such Purchased Units, less the applicable Early Repurchase Fee, and  the Feeder Fund will issue the Selling Member (a) cash or a non-interest bearing, non-transferrable promissory note issued by the Feeder Fund in an amount equal to 95% of the estimated unaudited net asset value of the Selling Member’s Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less any Early Repurchase Fee (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (b) a non-interest bearing, non-transferable promissory note issued by the Feeder Fund entitling the Selling Member to up to the remaining 5% of the estimated unaudited net asset value of the Selling Member’s Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of the date to the Selling Member’s Units) (the “Subsequent Payment”), provided, however, that the amount of the Subsequent Payment may be adjusted and paid following the later of (i) 120 calendar days after the Repurchase Date; or (ii) such longer period as the board of directors of the Feeder Fund (the “Board”) in its discretion deems necessary to protect the interests of the remaining members in the Feeder Fund, in each case so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final net asset value of the Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the applicable Early Repurchase Fee, provided, further, that the Board in its discretion, but giving due regard to the interests of the remaining Selling Members, may determine to make payment in satisfaction of a repurchase at earlier dates than those otherwise listed here (in the event of a split tender, the various delayed payment and “hold-back” terms will apply to the cash component of the tender (as the Selling Member is necessarily tendering all of its Units in such case), whereas the terms described in the Transmittal Letter (In-Kind) will apply to the amount exchanged for Master Fund Units and no “hold-back” will be applied to the amount exchanged for Master Fund Units);

Cash Letter of Transmittal Page 2 of 5

7.
acknowledges and agrees that if the Purchased Units are equal to less than all of the Units held by the Selling Member and the Feeder Fund’s purchase of the Purchased Units would cause the Selling Member’s remaining Units to have an aggregate net asset value of less than $25,000, the Feeder Fund may reduce the amount of the Purchased Units so that the Selling Member’s required minimum aggregate net asset value of Units is maintained;

8.
acknowledges and agrees that (i) for each disposition of the Purchased Units by the Selling Member, the cost basis will be calculated using the Feeder Fund’s default method of first-in, first-out, unless the Selling Member has instructed the Feeder Fund in writing to use a different calculation method permitted by the Internal Revenue Service, including average cost or specific Unit lot identification and (ii) the cost basis method elected by the Selling Member (or the cost basis method applied by default) for each disposition of Purchased Units may not be changed after the settlement date of each such disposition of Purchased Units; and

9.
acknowledges that, as a holder of Units, it would be entitled to receive certain communications, including but not limited to prospectuses, annual and semi-annual financial reports, tender offer documents, proxy statements and regulatory notices (including privacy notices), and it may receive certain other communications, from the Feeder Fund (collectively, the “Investor Communications”).  By signing this Letter of Transmittal, the undersigned is consenting to the receipt of Investor Communications electronically in lieu of any other means of regular communication, unless the undersigned withdraws its consent by checking the relevant box in the Information Sheet attached hereto or otherwise notifies the Feeder Fund or its representatives.

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

THIS DOCUMENT REQUIRES A MEDALLION SIGNATURE GUARANTEE BELOW ONLY WHEN AUTHORIZED SIGNER(S) INSTRUCT THE FEEDER FUND TO SEND TENDER PROCEEDS TO AN ACCOUNT OTHER THAN THE BROKER/CUSTODIAN ACCOUNT OF RECORD.

PLEASE CONTACT YOUR FINANCIAL INTERMEDIARY BEFORE SUBMITTING YOUR TENDER REQUEST.

Cash Letter of Transmittal Page 3 of 5

PLEASE FAX, E-MAIL OR MAIL TO:

IRONWOOD MULTI-STRATEGY FUND LLC
C/O IRONWOOD CAPITAL MANAGEMENT
ATTENTION: OPERATIONS
ONE MARKET PLAZA, STEUART TOWER
SUITE 2500
SAN FRANCISCO, CA 94105

PHONE: (415) 777-2400
FAX: (415) 777-2600
E-MAIL: TENDERS@IRONWOODPARTNERS.COM

IF YOU DO NOT RECEIVE WRITTEN CONFIRMATION FROM IRONWOOD CAPITAL MANAGEMENT, THEN YOUR TENDER WAS NOT ACCEPTED.

Cash Letter of Transmittal Page 4 of 5

INFORMATION SHEET TO LETTER OF TRANSMITTAL

Repurchase Date: June 30, 2017

Offer Acceptance Deadline: 11:59 p.m. EDT, March 27, 2017

THIS INFORMATION SHEET MUST BE COMPLETED FOR TENDER REQUESTS TO BE IN GOOD ORDER FOR PROCESSING

NAME AND ADDRESS OF SELLING MEMBER
Name:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Advisor Firm Name (if applicable):
Advisor Rep Name:
Advisor Telephone Number:

ELECTRONIC DELIVERY CONSENT ELECTION
I agree to electronic distribution of all Investor Communications via e-mail and/or website access, in lieu of mailed hardcopies.  In the case of website delivery, a notice will be sent by mail and/or by e-mail to the address provided above when an Investor Communication is available for viewing online.  Any additional instructions for accessing Investor Communications will be provided in the notice.  I understand that a computer or other electronic device with Internet connection, a valid e-mail account and a printer that can print items from a computer or other electronic storage device will be required to access, print and retain Investor Communications received electronically.  I also understand that I may revoke this consent to electronic delivery at any time and receive hardcopies of Investor Communications instead.

YES ☐	NO ☐

FOR CUSTODIAL ACCOUNTS ONLY (IRA, 401k, PSP, ETC.)
Custodial Account #:
Custodian Name:
Custodian Address:
Custodian City, State, Zip:
Custodian Telephone Number:

TENDERED UNITS:
☐ Entire amount of Units	☐$_____________*

* If the total net asset value of your Units (as of the Repurchase Date) is equal to or less than this amount, this Letter of Transmittal will be treated as a request to tender all of your Units. If you wish to tender the entire amount of Units, do NOT check this box. Instead, check the “Entire amount of Units” box.

PAYMENT

PROMISSORY NOTE: Any promissory note issued will be registered in this name and mailed to the Selling Member at the address maintained in the books and records of the Feeder Fund.

Cash Letter of Transmittal Page 5 of 5

IRONWOOD MULTI-STRATEGY FUND LLC

LETTER OF TRANSMITTAL

REGARDING UNITS OF IRONWOOD MULTI-STRATEGY FUND LLC BEING TENDERED IN EXCHANGE FOR UNITS OF IRONWOOD INSTITUTIONAL MULTI-STRATEGY FUND PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 24, 2017

THIS LETTER OF TRANSMITTAL (“LETTER OF TRANSMITTAL”) MUST BE RECEIVED BY IRONWOOD CAPITAL MANAGEMENT AT THE FOLLOWING ADDRESS:

IRONWOOD MULTI-STRATEGY FUND LLC C/O IRONWOOD CAPITAL MANAGEMENT ATTENTION: OPERATIONS ONE MARKET PLAZA, STEUART TOWER SUITE 2500 SAN FRANCISCO, CA 94105

BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON JUNE 15, 2017.

THIS LETTER OF TRANSMITTAL DOES NOT APPLY TO TENDERS FOR CASH. PLEASE COMPLETE THE LETTER OF TRANSMITTAL FOR CASH TENDERS SEPARATELY.

To Whom It May Concern:

The undersigned, on behalf of himself, herself or an entity for which the undersigned is an authorized signatory (collectively, the “Selling Member”) hereby tenders to Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) all or a portion of the units of limited liability company interest of the Feeder Fund (“Units”) held by the Selling Member (such tendered Units, the “Tendered Units”) in exchange for limited liability company units of Ironwood Institutional Multi-Strategy Fund, LLC (the “Master Fund”) held by the Feeder Fund on the terms and conditions set out in the Offer to Purchase, dated February 24, 2017 (the “Offer”).  THE OFFER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FEEDER FUND TO REJECT ANY AND ALL TENDERED UNITS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE PROPERLY TENDERED.

The Selling Member hereby:

1.
agrees (a) to sell to the Feeder Fund the Tendered Units; (b) to execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer; (c) that all authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the Selling Member; (d) that the obligation of the Selling Member hereunder will be binding on the heirs, personal representatives, successors and assigns of the Selling Member; and (e) that the tender of the Tendered Units is irrevocable by the Selling Member;

2.
represents and warrants that (a) the Selling Member has full authority to sell the Tendered Units; (b) if the Feeder Fund determines to purchase all or a portion of the Tendered Units, the Feeder Fund will acquire good title to such Tendered Units, free and clear of all liens, charges, encumbrances, conditional sales agreements, adverse claims or other obligations (except, for the avoidance of doubt, any obligations set forth in the amended and restated limited liability company agreement of the Feeder Fund or as may arise under applicable law); and (c) if the Selling Member is an entity, that the undersigned has full power and authority to sell the Tendered Units to the Feeder Fund pursuant to the terms of the Offer;

Exchange Letter of Transmittal Page 1 of 7

3.
acknowledges and agrees that (a) the Selling Member has received the Offer; (b) the Selling Member has had an opportunity to review the Offer and ask the Feeder Fund (or its affiliates) any questions that the Selling Member deems necessary to determine whether to tender the Tendered Units; and (c) under certain circumstances set out in the Offer, the Feeder Fund may not be required to purchase any or all of the Tendered Units;

4.
acknowledges and agrees that, as of June 30, 2017 (the “Repurchase Date”), if the Feeder Fund determines to purchase all or any portion of the Tendered Units that have been held by the Selling Member for less than one year as of the Repurchase Date (such portion purchased, the “Purchased Units”), the Selling Member will not be subject to a fee of 5.00% of the value of the Purchased Units, payable to the Feeder Fund (an “Early Repurchase Fee”), and that the Selling Member will be credited for the holding period of its Purchased Units when calculating any early repurchase fee that otherwise might be charged by the Master Fund in a subsequent tender of the relevant Master Fund Units (in the event of a split tender, the Early Repurchase Fee will apply to the cash component of the tender, but not to the amount exchanged for Master Fund Units);

5.
acknowledges and agrees that, in exchange for the Purchased Units, promptly after the Repurchase Date, the Selling Member will be given a non-interest bearing, non-transferable promissory note issued by the Feeder Fund entitling the Selling Members to be paid the requisite number of full or fractional limited liability company units issued by the Master Fund (the “Master Fund Units”) equal in value to 100% of the unaudited net asset value of the Purchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to the Selling Member’s Units);

6.
acknowledges and agrees that the payment of Master Fund Units to the Selling Member will occur promptly upon confirmation of the relative net asset values of the Purchased Units and the Master Fund Units, which is expected to be in July 2017;

7.
acknowledges and agrees that (i) the various delayed payment and “hold-back” terms described for the cash repurchases offered by the Feeder Fund will not apply to the exchange of Purchased Units for Master Fund Units, (ii) in consideration for being exempt from those terms, a Selling Member tendering Purchased Units in exchange for Master Fund Units agrees to pay on demand any amount owed to the Feeder Fund as a result of a subsequent downward adjustment of the Feeder Fund’s net asset value as of the Repurchase Date in accordance with the terms of the Feeder Fund’s net asset value adjustment procedures (which generally limit adjustments to within 120 calendar days of the Repurchase Date), and (iii) at the option of the Feeder Fund, repayment can be effected by automatically enrolling the Selling Member in the Master Fund’s next regular cash tender offer to tender that limited portion of the Member’s Master Fund Units needed to fund the amount due to the Feeder Fund, with cash proceeds paid directly to the Feeder Fund (in the event of a split tender, the various delayed payment and “hold-back” terms will apply to the cash component of the tender, whereas the terms described in this paragraph will apply to the amount exchanged for Master Fund Units);

8.
acknowledges and agrees that (i) for each disposition of the Purchased Units by the Selling Member, the cost basis will be calculated using the Feeder Fund’s default method of first-in, first-out, unless the Selling Member has instructed the Feeder Fund in writing to use a different calculation method permitted by the Internal Revenue Service, including average cost or specific Unit lot identification and (ii) the cost basis method elected by the Selling Member (or the cost basis method applied by default) for each disposition of Purchased Units may not be changed after the settlement date of each such disposition of Purchased Units;

Exchange Letter of Transmittal Page 2 of 7

9.	acknowledges and agrees that the Selling Member tendering in exchange for Master Fund Units has done so with respect to all of its Units that are not tendered for cash;

10.
acknowledges and agrees that Master Fund Units may be held only in “book entry” form registered with the Master Fund’s administrator (the “Fund Administrator”), acting in its capacity as transfer agent for the Master Fund;

11.
acknowledges and agrees that upon any transfer of a Master Fund Unit (or portion thereof) in violation of the foregoing paragraph 10, in addition to any other remedy that it may have, the Master Fund will have the right (but not the obligation) to repurchase all or a portion of any such improperly transferred Master Fund Unit; and

12.
acknowledges and agrees that the information previously supplied to the Feeder Fund by the Selling Member on its subscription application, as updated in writing by notice to the Fund Administrator, if applicable, remains true and correct as of the date hereof, including the Selling Member’s contact information, dividend reinvestment election and election with respect to electronic receipt of certain documents.

In addition, in connection with its receipt of Master Fund Units, the Selling Member provides the following representations, agreements and certifications:

1.
The undersigned has carefully reviewed and understands the various risks of an investment in the Master Fund, including those summarized under “Certain Risk Factors” and described in greater detail elsewhere in the prospectus of the Master Fund (the “Prospectus”); the undersigned understands that an investment in the Master Fund is speculative and the undersigned can afford to bear the risks of an investment in the Master Fund, including the risk of losing the undersigned’s entire investment.

2.
The undersigned understands that Ironwood Capital Management (“Ironwood”) and the Master Fund are subject to conflicts of interest, including those summarized under “Conflicts of Interest” in the Prospectus.

3.
The undersigned agrees to provide any information deemed necessary by the Master Fund, Ironwood or the Fund Administrator in their sole discretion to comply with their respective anti-money laundering programs, legal obligations and related responsibilities from time to time.

4.
The undersigned represents that it is not a Prohibited Investor.  A “Prohibited Investor” includes (i) an individual, entity or organization identified on any U.S. Office of Foreign Assets Control “watch list”; (ii) a foreign shell bank; and (iii) a person or entity resident in, or whose subscription funds are transferred from or through, a jurisdiction identified as non-cooperative by the U.S. Financial Action Task Force.  The undersigned represents that it does not have any affiliation of any kind with an individual, entity or organization described in (i) above.

5.	The undersigned certifies that the funds to be invested in the Master Fund were not derived from any activities that may contravene U.S. or non-U.S. anti-money laundering laws or regulations.

6.
The undersigned represents that it is not a Politically Exposed Person.  A “Politically Exposed Person” is a senior foreign political figure, an immediate family member of a senior foreign political figure or a close associate of a senior foreign political figure.

7.
To the extent the undersigned has beneficial owners or is an intermediary subscribing for Master Fund Units on behalf of one or more investors or beneficial owners (collectively, “Owners”): (i) it has carried out thorough due diligence to establish the identities of all such Owners; (ii) based on such due diligence, the undersigned reasonably believes that no such Owners are Prohibited Investors;

Exchange Letter of Transmittal Page 3 of 7

(iii) it has conducted enhanced due diligence on any Owner who is a Politically Exposed Person; (iv) based on such enhanced due diligence, the undersigned has no reason to believe that the funds invested by each such Politically Exposed Person involve the proceeds of official corruption; (v) it has no reason to believe that the funds invested or to be invested by Owners were derived from activities that may contravene any U.S. or non-U.S. anti-money laundering laws or regulations; (vi) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the undersigned’s complete withdrawal from the Master Fund; and (vii) it will make available such information and any additional information requested by the Master Fund, Ironwood or the Fund Administrator that is required under applicable regulations, to the extent permitted by applicable law.

8.
The undersigned understands and agrees that any repurchase proceeds paid to the undersigned will be paid to the same account from which the undersigned’s investment in the Feeder Fund was originally remitted, unless the Master Fund (in consultation with the Fund Administrator), in its discretion, agrees otherwise.

9.	The undersigned has read the Prospectus and the Master Fund’s Statement of Additional Information, including the investor qualification and investor eligibility provisions contained therein;

10.	The undersigned understands that an investment in the Master Fund involves a considerable amount of risk and that some or all of its investment may be lost.

11.
The undersigned understands that an investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

12.
The undersigned is aware of the Master Fund’s limited provisions for transferability and repurchase of Master Fund Units and has carefully read and understand the “Repurchases of Units” and “Transfers of Units” provisions in the Prospectus, including the requirement to pay a 5.00% Early Repurchase Fee for tenders during the applicable Lock Up Period (as defined in the Prospectus).

13.
The undersigned understands that the Master Fund, Ironwood, and their respective affiliates are relying on the representations, certifications and agreements made herein in determining its qualification and suitability as an investor in the Master Fund.

14.
The undersigned understands that an investment in the Master Fund is not appropriate for, and may not be acquired by, any person who cannot make the representations and certifications made herein, and agrees to indemnify Ironwood and its affiliates and hold them harmless from any liability that it may incur as a result of the representations and certifications being untrue in any respect.

15.
If the undersigned is acting on behalf of, or using any assets of, (i) an “employee benefit plan” as defined in and subject to the fiduciary responsibilities of the Employee  Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) an entity deemed to hold “plan assets” as a result of investments in the entity by such employee benefit plans or plans (each, a “Plan”), the undersigned further certifies, on its own behalf and on behalf of such Plan, that:

Exchange Letter of Transmittal Page 4 of 7

a.
The fiduciary of the Plan who has caused the Plan to acquire Units (i) is aware of and understands the Master Fund’s investment objective, policies, and strategies, (ii) has considered an investment in the Master Fund for such Plan in light of the risks relating thereto, as well as all other relevant investment factors, and (iii) if the Plan is subject to ERISA, has determined that, in view of such considerations, the investment in the Master Fund for such Plan is consistent with the responsibilities of the fiduciary of the Plan under ERISA;

b.
The investment in the Master Fund by the Plan does not violate and is not otherwise inconsistent with (i) the terms of any legal document constituting the Plan, any trust agreement thereunder, or any other constituent document and (ii) if the Plan is subject to ERISA, with the terms of ERISA;

c.	The Plan’s investment in the Master Fund has been duly authorized and approved by all necessary parties;

d.
The fiduciary of the Plan who has caused the Plan to acquire the Units (i) is authorized to make, and is responsible for, the decision for the Plan to invest in the Master Fund, including, if the Plan is subject to ERISA, the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of Ironwood, Foreside Fund Services, LLC (the “Distributor”), each other selling agent, and each of their respective affiliates, and (iii) is qualified to make such investment decision and (iv) has not relied on any individualized advice or recommendation of Ironwood, the Distributor, any other selling agent, any of their respective affiliates, or any of their respective agents or employees as a primary basis for the decision to invest in the Master Fund Units; and

e.	The purchase and holding of Master Fund Units by the Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code.

16.
The undersigned acknowledges that, as a holder of Master Fund Units, it would be entitled to receive certain communications, including but not limited to prospectuses, annual and semi-annual financial reports, tender offer documents, proxy statements and regulatory notices (including privacy notices), and it may receive certain other communications, from the Master Fund (collectively, the “Investor Communications”).  By signing this Letter of Transmittal, the undersigned is consenting to the receipt of Investor Communications electronically in lieu of any other means of regular communication, unless the undersigned withdraws its consent by checking the relevant box in the Information Sheet attached hereto or otherwise notifies the Master Fund or its representatives.

Exchange Letter of Transmittal Page 5 of 7

Select one:

_____
[For individual investors] By checking the foregoing box, the undersigned hereby certifies that he/she either (a) has a net worth,  or joint net worth with the undersigned’s spouse, in excess of $1,000,000 (excluding the value of his/her primary residence) or (b) has had an individual annual adjusted gross income during the last two full calendar years of in excess of $200,000 (or joint income together with his/her spouse of in excess of $300,000) and reasonably expect to have an annual income in excess of $200,000 (or joint income together with his/her spouse of in excess of $300,000) during the current calendar year, the undersigned has no reason to believe that his/her income will not remain in excess of $200,000 (or joint income in excess of $300,000) for the foreseeable future.

_____
[For entities] By checking the foregoing box, the undersigned hereby certifies that the entity on behalf of which the undersigned is signing either (i) has a net worth of more than $2,100,000; or (ii) all of the equity owners, unit owners and participants of the undersigned are accredited investors.

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

THIS DOCUMENT REQUIRES A MEDALLION SIGNATURE GUARANTEE BELOW ONLY WHEN AUTHORIZED SIGNER(S) INSTRUCT THE FEEDER FUND TO SEND TENDER PROCEEDS TO AN ACCOUNT OTHER THAN THE BROKER/CUSTODIAN ACCOUNT OF RECORD.

PLEASE CONTACT YOUR FINANCIAL INTERMEDIARY BEFORE SUBMITTING YOUR TENDER REQUEST.

PLEASE FAX, E-MAIL OR MAIL TO:

IRONWOOD MULTI-STRATEGY FUND LLC
C/O IRONWOOD CAPITAL MANAGEMENT
ATTENTION: OPERATIONS
ONE MARKET PLAZA, STEUART TOWER
SUITE 2500
SAN FRANCISCO, CA 94105

PHONE: (415) 777-2400
FAX: (415) 777-2600
E-MAIL: TENDERS@IRONWOODPARTNERS.COM

IF YOU DO NOT RECEIVE WRITTEN CONFIRMATION FROM IRONWOOD CAPITAL MANAGEMENT, THEN YOUR TENDER WAS NOT ACCEPTED.
INFORMATION SHEET TO LETTER OF TRANSMITTAL

Exchange Letter of Transmittal Page 6 of 7

Repurchase Date: June 30, 2017

Offer Acceptance Deadline: 11:59 p.m. EDT, June 15, 2017

THIS INFORMATION SHEET MUST BE COMPLETED FOR TENDER REQUESTS TO BE IN GOOD ORDER FOR PROCESSING

NAME AND ADDRESS OF SELLING MEMBER
Name:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Advisor Firm Name (if applicable):
Advisor Rep Name:
Advisor Telephone Number:

ELECTRONIC DELIVERY CONSENT ELECTION

I agree to electronic distribution of all Investor Communications via e-mail and/or website access, in lieu of mailed hardcopies.  In the case of website delivery, a notice will be sent by mail and/or by e-mail to the address provided above when an Investor Communication is available for viewing online.  Any additional instructions for accessing Investor Communications will be provided in the notice.  I understand that a computer or other electronic device with Internet connection, a valid e-mail account and a printer that can print items from a computer or other electronic storage device will be required to access, print and retain Investor Communications received electronically.  I also understand that I may revoke this consent to electronic delivery at any time and receive hardcopies of Investor Communications instead.

YES ☐	NO ☐

FOR CUSTODIAL ACCOUNTS ONLY (IRA, 401k, PSP, ETC.)
Custodial Account #:
Custodian Name:
Custodian Address:
Custodian City, State, Zip:
Custodian Telephone Number:

PAYMENT

PROMISSORY NOTE: Any promissory note issued will be registered in this name and mailed to the Selling Member at the address maintained in the books and records of the Feeder Fund.

Exchange Letter of Transmittal Page 7 of 7